Exhibit 99.21
                                 -------------
                Computational Materials and/or ABS Term Sheets


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POOL SUMMARY DATA                            Groups 2 & 3
-----------------
Agency Conforming                % of pool                     52.78%
Non Conforming                   % of pool                     47.22%
Prefunding (if any)              % of pool                      0.00%
No of Loans                                                     5,591
Average Loan Size                                            $200,582
WAC                                                             7.48%
WA LTV                                                         78.66%
% First Lien                                                  100.00%
% Owner Occ                                                    97.08%
% Purchase                                                     35.69%
% Cash out                                                     61.21%
% Full Doc                                                     67.57%
% Reduced/Limited Doc                                           0.00%
% Stated Income                                                32.42%
WA FICO                                                           601
FICO Range                                   493 to 816
Floating Rate Mortgages          % of pool                     82.35%
Fixed Rate                       % of pool                     17.65%
LTVs > 80%                                                     31.87%
LTV s> 90%                                                      7.03%
IO Mortgages                     % of pool                     28.03%

LOAN SIZE
---------
Loans < 100k                     % of pool                      6.69%
Loans < 75k                      % of pool                      0.00%
Loans > 350k                     % of pool                     24.06%
Loans > 500k                     % of pool                      6.30%
Loans > 750k                     % of pool                      0.92%
DTI

GEOGRAPHIC
----------
California                                                     26.99%
North California                                                7.64%
South California                                               19.35%
New York                                                        5.19%
Illinois                                                        4.19%
Virginia                                                        2.98%
New Jersey                                                      3.76%
Florida                                                         9.73%
Nevada                                                          2.62%
Maryland                                                        3.51%
Georgia                                                         3.05%
Single Prop                                                    73.62%
PUD                                                            15.96%
2-4 Family                                                      3.98%

FICO
----
Unknown                                                         0.00%
Fico < 600                                                     47.37%
Fico < 575                                                     27.31%
Fico < 550                                                     13.97%
Below 525                                                       5.42%
526 to 550                                                      8.81%
551 to 575                                                     13.32%
576 to 600                                                     20.38%
601 to 625                                                     24.42%
626 to 650                                                     16.36%
651 to 675                                                      5.23%
676 to 700                                                      3.02%
Above 700                                                       2.77%

Insurance                        any MI. plse provide summary

DELINQUENCIES
-------------
30-59 day past                                                  0.00%

Excess spread                                                   0.00%